UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2010
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 19, 2010, the CarMax, Inc. (the “Company”) board of directors (the “Board”) approved an amendment to Section 2.2 of the Company’s Amended and Restated Bylaws (the “Bylaws”). The amendment decreased the number of directors serving on the Board from thirteen (13) to eleven (11), effective as of June 28, 2010.  The full text of the Bylaws, as amended and restated June 28, 2010, is attached hereto as Exhibit 3.1 and is incorporated by reference herein into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
	Exhibit Number	Description of Exhibit

	3.1	CarMax, Inc. Bylaws, as amended and restated June 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: April 20, 2010	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated June 28, 2010